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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 9, 2008
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                            CIRCUIT CITY STORES, INC.
             (Exact name of registrant as specified in its charter)

          Virginia                      1-5767                 54-0493875
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
     of incorporation)                                    Identification No.)

             9950 Mayland Drive
             Richmond, Virginia                                    23233
  (Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code: (804) 486-4000

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02   Results of Operations and Financial Condition.

     On April 9, 2008, Circuit City Stores, Inc. issued a press release announcing its fourth quarter and fiscal year 2008 results. The press release is being furnished as Exhibit 99.1 to this report and is incorporated by reference into this Item 2.02.


Item 9.01   Financial Statements and Exhibits.

       (d)  Exhibits.  The following exhibit is being furnished pursuant to Item
2.02 above.

            Exhibit No.          Description

                99.1             Press release issued April 9, 2008






                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          CIRCUIT CITY STORES, INC.
                                                 (Registrant)



Date:  April 9, 2008                      By: /s/ Philip J. Dunn
                                              ------------------------------
                                              Philip J. Dunn
                                              Senior Vice President, Treasurer
                                                 and Chief Accounting Officer






                                  EXHIBIT INDEX

     Exhibit No.               Description

         99.1                  Press release issued April 9, 2008